EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER &CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pieter DuRand, Chief Executive Officer and Chief  Accounting  Officer of Echo Resources, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    (1) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: August 11, 2008

Echo Resources, Inc.

By:	/s/Pieter DuRand
Pieter DuRand Chief Executive Officer, Chief Accounting Officer

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This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906,  has been  provided to the Company and will be retained by the Company and furnished to the  Securities  and Exchange  Commission or its staff upon request.